July 1, 2026
Summary
Prospectus
Victory Growth and Tax Strategy Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USBLX	UGTIX	UGTAX	UGTCX	—
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated July 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
(800) 235-8396

Victory Growth and Tax Strategy Fund Summary
Investment Objective
The Victory Growth and Tax Strategy Fund (the “Fund”) is an asset allocation fund that seeks a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 23 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None[1]	1.00%[2]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[3]	0.29%	0.29%	0.27%	0.26%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	1.00%
Other Expenses	0.23%	0.27%	0.38%	0.39%
Total Annual Fund Operating Expenses	0.52%	0.56%	0.90%	1.65%
Fee Waiver/Expense Reimbursement[4]	0.00%	0.00%	(0.07)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.52%	0.56%	0.83%	1.57%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.30% of the Fund's average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Composite Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.61%, 0.57%, 0.86%, and 1.61% of the Fund Shares, Institutional Shares, Class A, and Class C, respectively, through at least June 30, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

Victory Growth and Tax Strategy Fund Summary
The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund, which is reflected in the Class C costs shown below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$53	$167	$291	$653
Institutional Shares	$57	$179	$313	$701
Class A	$308	$499	$706	$1,302
Class C	$260	$513	$889	$1,748
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$160	$513	$889	$1,748
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategy
Using preset target ranges, the Fund’s strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments (50% - 70%) and the remainder in blue chip stocks (30% - 50%). The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.
The Fund defines blue chip stocks as a common stock that has a market capitalization of at least $500 million and is included in the list of companies that make up the Standard & Poor's 500 Composite Index (“S&P 500 Index”) or the Dow Jones Industrial Average, or that has a market capitalization of at least $1 billion.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest

Victory Growth and Tax Strategy Fund Summary
rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events, public health crises, and responses by governments and companies to such developments. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.
Interest Rate Risk – As a mutual fund that has the ability to invest in bonds, the Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater its sensitivity is to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.

Victory Growth and Tax Strategy Fund Summary
Rebalancing Risk – In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Changes in Tax Law Risk – The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in that law could result in significant changes in the Fund’s investment strategies and techniques.
Structural Risk – Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (“VRDNs”) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s

Victory Growth and Tax Strategy Fund Summary
distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Large-Capitalization Stock Risk – The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, an additional broad-based securities market index with investment characteristics similar to the Fund, and indices of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.

Victory Growth and Tax Strategy Fund Summary
Calendar Year Returns for Fund Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	10.66%	December 31, 2023
Lowest Quarter	-10.86%	June 30, 2022

Year-to-date return	-2.23%	March 31, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	10.29%	6.99%	7.99%
FUND SHARES After Taxes on Distributions	10.16%	6.85%	7.71%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	6.84%	5.78%	6.65%
INSTITUTIONAL SHARES Before Taxes	10.26%	6.98%	8.81%[3]
CLASS A Before Taxes	7.48%	6.18%	8.05%[3]
CLASS C Before Taxes	8.09%	5.87%	7.68%[3]
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
Bloomberg Municipal Bond Index reflects no deduction for fees, expenses, or taxes	4.25%	0.80%	2.34%
Composite Index reflects no deduction for fees, expenses, or taxes[1]	14.53%	19.23%	13.40%
Lipper Composite Index reflects no deduction for taxes[2]	11.07%	7.61%	8.58%
1
The Composite Index is comprised of 50% of the S&P 500 Index and 50% of the Bloomberg Municipal Bond Index.
2
The Lipper Composite Index is comprised of 51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of the funds within this same category. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this same category.
3
Inception date of Institutional Shares, Class A, and Class C is June 29, 2020.

Victory Growth and Tax Strategy Fund Summary
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Victory Income Investors, a Victory Capital investment franchise, and its Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Andrew Hattman, CFA, CAIA	Senior Portfolio Manager and Head of Municipal Bond Portfolio Management	Since 2019
Lauren Spalten	Portfolio Manager	Since 2021
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2022
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2022
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A	Class C
Minimum Initial Investment	$3,000	$1,000,000	$2,500	$2,500
Minimum Subsequent Investments	$50	None	$50	$50
You may purchase or sell Fund Shares any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43218-2593. The Fund is not recommended for tax-deferred arrangements, such as Individual Retirement Accounts (“IRAs”) or 401(k) plans. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A and Class C shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs’”), gift/transfer to minor accounts, and purchases through automatic investment plans.

Victory Growth and Tax Strategy Fund Summary
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
Dividends the Fund pays that are attributable to the federally tax-exempt interest it earns in excess of certain disallowed deductions (“exempt-interest dividends”) are excludable from its shareholders’ gross income for federal income tax purposes, if the Fund satisfies a certain federal income tax requirement (which it has satisfied for each previous taxable year and intends to continue to satisfy for the current taxable year). The income exclusion for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. Some portion of the Fund’s exempt-interest dividends also may be a tax preference item for purposes of the federal alternative minimum tax.
The Fund intends to make other distributions that may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
98051-0726